SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 15, 1998

                      Noise Cancellation Technologies, Inc.
               (Exact name of Registrant as specified in Charter)


Delaware                         0-18267                   59-2501025
------------------------------------------------------------------------------
(State or other juris-           (Commission               (IRS Employer
diction of incorporation)        File Number)              Identification
                                                           Number)


1025 West Nursery Road, Linthicum, Maryland                21090
------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number including area code:         (410) 636-8700


                                      None
------------------------------------------------------------------------------
         (Former name or former address, if changes since last report)

Item 5.  Other Events.

      On July 15, 1998, the Board of Directors of Noise Cancellation Technologies, Inc. (the "Company") established September 10, 1998 as the date of the next Annual Meeting of Stockholders of the Company and July 14, 1998 as the Record Date for determining the persons entitled to notice and to vote as stockholders of the Company at such Annual Meeting. As reported previously, such dates were to be August 19, 1998 and June 22, 1998, respectively.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NOISE CANCELLATION TECHNOLOGIES, INC.


                                    By    /s/ CY E. HAMMOND
                                          -------------------------------
                                          Cy E. Hammond
                                          Senior Vice President,
                                          Chief Financial Officer

Dated:  July 16, 1998